Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

Name	Assumed Name	State of Incorporation or Organization

2000 Orange Avenue, Ltd.		Florida
Ambulatory Resource Centres Investment Company, LLC		Delaware
Ambulatory Resource Centres of Florida, Inc.		Florida
Ambulatory Resource Centres of Massachusetts, Inc.		Tennessee
Ambulatory Resource Centres of Texas, Inc.		Tennessee
Ambulatory Resource Centres of Washington, Inc.		Tennessee
Ambulatory Resource Centres of Wilmington, Inc.		Tennessee
Ambulatory Surgery Center of Cool Springs, LLC		Tennessee
Ambulatory Surgery Center of Worcester, LLC		Delaware
Animas Surgical Hospital, LLC		Delaware
ARC Development Corporation		Tennessee
ARC Dry Creek, Inc.		Tennessee
ARC Financial Services Corporation		Tennessee
ARC Kentucky, LLC	ARC Kentucky/Louisville, LLC (KY)	Tennessee
ARC of Bellingham, L.P.		Tennessee
ARC of Georgia, LLC	Premier Surgery Center (GA)	Tennessee
ARC Worcester Center, L.P.	ARC Worcester Center Limited Partnership (MA)	Tennessee
ASC of Hammond, Inc		Delaware
ASC of New Albany, LLC		Indiana
Austin Surgical Holdings, LLC	ATX Surgical Holdings, LLC (TX)	Delaware
Bayside Endoscopy Center, LLC		Rhode Island
Birmingham Surgery Center, LLC		Delaware
Boulder Spine Center, LLC	Minimally Invasive Spine Institute (CO)	Delaware
Bristol Spine Center, LLC	Renaissance Surgery Center (TN)	Delaware
Cape Coral Ambulatory Surgery Center, LLC		Florida
CAPE CORAL ANESTHESIA SERVICES, LLC		Florida
Cardinal Sleep Centers of St. Charles, LLC		Illinois
Central Austin Ambulatory Surgery Center, L.P.	Central Park Surgery Center (TX)	Tennessee
Chesterfield Spine Center, LLC	St. Louis Spine and Orthopedic Surgery Center (MO)	Delaware
CMMP Surgical Center, L.L.C.		Missouri
Physicians Surgery Center, LLC		Delaware
CSS Services, LLC		South Carolina
Cypress Surgery Center, LLC		Delaware
Deland Surgery Center, LTD.	Deland Surgery Center (FL)	Florida
Dry Creek Surgery Center, LLC		Colorado
DSC Anesthesia, LLC		Florida
East Memphis Urology Center, L.P.		Tennessee
Gresham Station Surgery Center, LLC		Oregon
HMFW Surgery Center, L.P.		Texas
Honolulu Spine Center, LLC		Delaware
Houston PSC - I, Inc.		Texas
Independence Surgery Center, LLC		Delaware
Jacksonville Beach Surgery Center, L.P.	Jacksonville Beach Surgery Center (FL)	Tennessee
Kent, LLC		Rhode Island
Lakeside Women’s Center of Oklahoma City, L.L.C.		Oklahoma
Largo Endoscopy Center, L.P.	Tampa Bay Regional Surgery Center (FL)	Tennessee
Largo Surgery, LLC	West Bay Surgery Center (FL)	Florida
Lubbock Surgicenter, Inc.		Texas
Medisphere Health Partners - Oklahoma City, Inc.		Tennessee
Medisphere Health Partners Management of Tennessee, Inc.		Tennessee
NeoSpine Puyallup Spine Center, LLC	Microsurgical Spine Center (WA)	Delaware
NeoSpine Surgery of Bristol, LLC		Delaware
NeoSpine Surgery of Nashville, LLC		Delaware
NeoSpine Surgery of Puyallup, LLC		Delaware
NeoSpine Surgery, LLC		Delaware
New Albany Outpatient Surgery, L.P.		Delaware
Northeast Baptist Surgery Center, LLC	Village Specialty Surgical Center (TX)	Texas
Northstar Hospital, LLC		Delaware
Northstar Surgical Center, L.P.		Texas
Novi Surgery Center, LLC		Michigan
NSC Edmond, Inc.		Oklahoma
One Nineteen ASC, LLC		Delaware
Orange City Surgical, LLC	Blue Springs Surgery Center (FL)	Delaware

SUBSIDIARIES OF THE REGISTRANT (Continued)

Name	Assumed Name	State of Incorporation or Organization
Orlando Surgery Center II, Ltd.	Orlando Surgery Center (FL)	Florida
Orlando Surgery Center Real Estate Partnership, Ltd.		Florida
Orthopaedic Surgery Center of Asheville, L.P.	Orthopaedic Surgery Center of Asheville, Limited Partnership (NC)	Tennessee
Physicians Medical Center, L.L.C.	Physicians Surgical Specialty Hospital (DE) (Former Name)	Louisiana
Physicians Surgery Center, LLC	Lee Island Coast Surgery Center (FL)	Delaware
Physicians Surgical Care Management, Inc.		Delaware
Physicians Surgical Care, Inc.		Delaware
Pickaway Surgical Center, Ltd.	Physicians Ambulatory Surgery Center (OH)	Ohio
PMCROS, L.L.C.		Louisiana
Portsmouth, LLC		Delaware
Premier Ambulatory Surgery of Duncanville, Inc.		Delaware
Premier Orthopaedic Surgery Center, LLC		Tennessee
PSC Development Company, LLC		Delaware
PSC of New York, L.L.C.		Delaware
PSC Operating Company, LLC		Delaware
Quahog Holding Company, LLC		Delaware
Recovery Care, Inc.		Illinois
Recovery Care, L.P.		Illinois
SARC/Asheville, Inc.		Tennessee
SARC/Circleville, Inc.		Tennessee
SARC/Columbia, Inc.		Tennessee
SARC/Deland, Inc.		Tennessee
SARC/Ft. Myers, Inc.		Tennessee
SARC/FW, Inc.		Tennessee
SARC/Georgia, Inc.		Tennessee
SARC/Jacksonville, Inc.		Tennessee
SARC/Kent, LLC		Tennessee
SARC/Knoxville, Inc.		Tennessee
SARC/Largo Endoscopy, Inc.		Tennessee
SARC/Largo, Inc.		Tennessee
SARC/Metairie, Inc		Tennessee
SARC/Providence, LLC		Tennessee
SARC/San Antonio, LLC		Tennessee
SARC/Savannah, Inc.		Tennessee
SARC/St. Charles, Inc.		Tennessee
SARC/Vincennes, Inc.		Tennessee
SARC/West Houston, LLC		Tennessee
SARC/Worcester, Inc.		Tennessee
SI/Dry Creek, Inc.		Tennessee
SMBI Gresham, LLC		Tennessee
SMBI Havertown, LLC		Tennessee
SMBI Idaho, LLC		Tennessee
SMBI Northstar, LLC		Tennessee
SMBI OSE, LLC		Alabama
SMBI Portsmouth, LLC		Tennessee
SMBIMS 119, LLC		Tennessee
SMBIMS Birmingham, Inc.		Tennessee
SMBIMS Durango, LLC		Tennessee
SMBIMS Elk River, LLC		Tennessee
SMBIMS Florida I, LLC		Florida
SMBIMS Greenville, LLC		Tennessee
SMBIMS Kirkwood, LLC		Tennessee
SMBIMS Maple Grove, LLC		Tennessee
SMBIMS Novi, LLC		Tennessee
SMBIMS Orange City, LLC		Tennessee
SMBIMS Steubenville, Inc.		Tennessee
SMBIMS Tampa, LLC		Tennessee
SMBIMS Temple, LLC		Tennessee
SMBIMS Tuscaloosa, Inc.		Tennessee
SMBIMS Wichita, LLC		Tennessee
SMBISS Arcadia, LLC		Tennessee
SMBISS Beverly Hills, LLC		Tennessee
SMBISS Chesterfield, LLC		Tennessee
SMBISS Encino, LLC		Tennessee

SUBSIDIARIES OF THE REGISTRANT (Continued)

Name	Assumed Name	State of Incorporation or Organization
SMBISS Irvine, LLC		Tennessee
SMBISS Roswell, LLC		Tennessee
SMBISS Sandy Springs, LLC		Tennessee
SMBISS Thousand Oaks, LLC		Tennessee
South Shore Operating Company, LLC		Delaware
Specialty Surgical Center of Arcadia, L.P.		California
Specialty Surgical Center of Arcadia, LLC		California
Specialty Surgical Center of Beverly Hills, L.P.		California
Specialty Surgical Center of Encino, L.P.		California
Specialty Surgical Center of Encino, LLC		California
Specialty Surgical Center of Irvine, L.P.		California
Specialty Surgical Center of Irvine, LLC		California
Specialty Surgical Center of Thousand Oaks, L.P.		California
Specialty Surgical Center of Thousand Oaks, LLC		California
Specialty Surgical Center, LLC		California
Surgery Center of Duncanville, L.P.		Texas
Surgery Center of Hammond, LLC	St. Luke’s Surgery Center (LA)	Delaware
Surgery Center of Pennsylvania, LLC	Havertown	Delaware
Surgery Center Partners, LLC	Timberlake Surgery Center (MO)	Delaware
Surgical Hospital of Austin, L.P.	Austin Surgical Hospital (TX)	Texas
Surgicare of Deland, Inc.		Florida
Symbion Ambulatory Resource Centres, Inc.		Tennessee
Symbion Employee Relief Disaster Fund		Tennessee
Symbion Imaging, Inc.		Tennessee
SymbionARC Management Services, Inc.		Tennessee
SymbionARC Support Services, LLC		Tennessee
Texarkana Surgery Center GP, Inc.		Texas
Texarkana Surgery Center, L.P.		Delaware
The Center for Special Surgery, LLC		Delaware
The Hand Surgery Center of Louisiana, L.P.	Greater New Orleans Surgery Center and The Hand Surgery Center of Louisiana (LA)	Tennessee
The Surgery Center of Ocala, LLC		Tennessee
The Surgery Center of Temple, LLC		Delaware
The Surgery Center, LLC		Georgia
UniPhy Healthcare of Eugene/Springfield I, Inc.		Tennessee
UniPhy Healthcare of Johnson City VI, LLC	UniPhy Healthcare of Johnson City VI, Inc. (Entity Conversion)	Tennessee
UniPhy Healthcare of Louisville, Inc.		Tennessee
UniPhy Healthcare of Maine I, Inc.		Tennessee
UniPhy Healthcare of Memphis I, LLC	UniPhy Healthcare of Memphis I, Inc. (Entity Conversion)	Tennessee
UniPhy Healthcare of Memphis II, Inc.		Tennessee
UniPhy Healthcare of Memphis III, LLC		Tennessee
UniPhy Healthcare of Memphis IV, LLC		Tennessee
Valley Ambulatory Surgery Center, L.P.		Illinois
Valley Medical Inn, L.P.		Illinois
Valley Sleep Centers, LLC		Illinois
Valley Surgical Center, Ltd.	Valley Surgical Center	Ohio
VASC, Inc.		Illinois
Village Surgicenter, Inc.		Delaware
Village Surgicenter, Limited Partnership		Delaware
Vincennes Surgery Center, L.P.		Delaware
Wilmington Surgery Center, L.P.		Tennessee